SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          June 25, 2002
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                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                       22-2748288
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(Commission File Number)                                       (IRS Employer
                                                            Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas                75093
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.         Changes in Registrant's Certifying Accountant.

     On June 25, 2002, MSU Devices Inc. (the "Company") was notified by Grant Thornton LLP, the Company's independent public accountants since October 15, 2001, that Grant Thornton LLP had resigned as the Company's independent public accountants.

     Grant Thornton LLP was engaged by the Company after the completion of the audit of the Company's financial statements for the fiscal year ended June 30, 2001 and Grant Thornton LLP has not audited the Company's financial statements for any period or issued any report with respect thereto. The reports of Moore Stephens Lovelace, P.A., the Company's independent public accountants prior to the engagement of Grant Thornton LLP, on the Company's financial statements for the fiscal years ended June 30, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, except that such reports stated that the Company's significant losses from operations, accumulated deficit, negative cash flow from operations and limited customer base raise substantial doubt about the Company's ability to continue as a going concern.

     During the period of Grant Thornton LLP's engagement as the Company's independent public accountants, the Company had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference to the subject matter of the disagreement in connection with a report on the Company's financial statements covering or including that period, and there were no reportable events within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

     The Company has provided Grant Thornton LLP a copy of this Form 8-K and has requested Grant Thornton LLP to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton LLP agrees with the statements made by the Company in this Form 8-K or, if not, stating the respects in which it does not agree. A copy of the letter provided by Grant Thornton LLP in response to this request is filed as Exhibit 16.1 to this Form 8-K.

     The Company is currently finalizing the selection of its new independent public accountants. In accordance with the requirements of Item 4(b) of Form 8-K, the Company will file a current report on Form 8-K upon selecting its new independent public accountants.

Item 7.         Financial Statements and Exhibits.

                (c)       Exhibits.

                16.1 Letter dated July 1, 2002, from Grant Thornton LLP to the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      MSU DEVICES INC.


Dated:  July 1, 2002                      By:        /s/ D. Bruce Walter
                                                     D. Bruce Walter
                                                     President and Chief
                                                     Executive Officer

                                  Exhibit Index


Exhibit Number         Description of Exhibit

16.1                   Letter dated July 1, 2002, from Grant Thornton LLP to the
                       Company.